As filed with the Securities and Exchange Commission on May 2, 1995.


                                                  Registration No.
                                                                   -----------


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                     -------------------------------------

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                     -------------------------------------



                                Aon CORPORATION
              (Exact name of issuer as specified in its charter)

       Delaware                                   36-3051915
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                 Identification No.)


                           ------------------------

                (1)  ENERGY INSURANCE INTERNATIONAL, INC. 1989
                     INCENTIVE STOCK OPTION PLAN
                     1990 INCENTIVE STOCK OPTION PLAN
                (2)  Aon STOCK AWARD PLAN

                           (Full title of the plans)

                           ------------------------

  Raymond I. Skilling, Esq.             (Telephone Number, including
Executive Vice President and            area code, of agent for service)
     Chief Counsel
  123 North Wacker Drive                Copy to:
 Chicago, Illinois  60606               Jerome S. Hanner, Senior Counsel
(Name and address of agent for          Aon Corporation
        service)                        123 North Wacker Drive
     (312) 701-3025                     Chicago, Illinois  60606

                        CALCULATION OF REGISTRATION FEE



Title of              Amount to           Proposed            Proposed             Amount of
Securities to be      Be                  Maximum             Maximum              Registration Fee
Registered            Registered          Offering Price      Aggregate
                                          Per Share           Offering Price
Common Stock,         145,386             $8.48               $ 1,232,939(1)       $425.15
$1.00 par value       shares for the
                      Energy Insurance
                      International
                      1989 Incentive
                      Stock Option
                      Plan and 1990
                      Incentive Stock
                      Option Plan

                      2,000,000 shares                        $72,500,000(2)       $25,431.03
                      for the Aon
                      Stock Award
                      Plan

                                                                                   Total:
                                                                                   $25,856.19

(1) Calculated based on average of actual exercise prices of outstanding options.

(2) Calculated pursuant to Rule 457(c), based upon the price of Registrant's Common Stock on April 28, 1995 on the New York Stock Exchange.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

     The following documents are incorporated by reference in the registration statement:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934.

     (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1994.

     (c) The description of the Common Stock contained in the Registrant's registration statement on Form 8-A filed under the Securities Exchange Act of 1934 (File No. 1-7933), including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all shares offered have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part hereof from the date of filing of such documents.

Item 5.  Interest of Named Experts and Counsel
         -------------------------------------

     The validity of the issuance of the Common Stock offered pursuant to the plans registered hereunder will be passed upon for the Registrant by Jerome S. Hanner, Senior Counsel of the Registrant. As of May 1, 1995, Mr. Hanner owned 3,070 shares of Common Stock.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

     Registrant's Certificate of Incorporation provides that the Registrant shall indemnify each director and officer of the Registrant to the fullest extent permitted by law, subject to the limitations set forth in its By-Laws. The By-Laws provide that the Registrant shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer.

     Section 145 of the General Corporation Law of the State of Delaware provides for the indemnification of directors and officers under certain circumstances, as therein set forth.

Item 8.  Exhibits
         --------

     The following are filed as exhibits to this registration statement:

     4.1 Second Restated Certificate of Incorporation of the Registrant - incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991.

     4.2 Certificate of Amendment of the Registrant's Second Restated Certificate of Incorporation -incorporated by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ending March 31, 1994, (the "First Quarter 1994 Form 10-Q").

     4.3 Certificate of Designation of 6 1/4% Cumulative Convertible Exchangeable Preferred Stock --incorporated by reference to Exhibit 4(b) to the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 1992.

     4.4 Bylaws of the Registrant - incorporated by reference to Exhibit (d) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1982.

     4.5 Energy Insurance International, Inc., 1989 Incentive Stock Option Plan and Energy Insurance International, Inc. 1990 Incentive Stock Option Plan - Filed as Exhibits 4.5A and 4.5B herewith.

     4.6 Aon Stock Award Plan, as amended-incorporated by reference to Exhibit 10 (a) to the First Quarter 1994 Form 10-Q.

     4.7 First Amendment to the Aon Stock Award Plan - incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the Quarter ending June 30, 1994 (the "Second Quarter 1994 Form 10-Q").

     4.8 Second Amendment to the Aon Stock Award Plan - incorporated by reference to the Second Quarter 1994 Form 10-Q.

     5    Opinion of Jerome S. Hanner, Senior Counsel of the Registrant.

     24.1 Consent of Ernst & Young LLP.

     24.2 Consent of Jerome S. Hanner (contained in the opinion filed as Exhibit 5 to the registration statement).


Item 9.  Undertakings
         ------------

     The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933 (the "Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) That, for the purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 1, 1995.

                                       Aon CORPORATION



                                       By /s/  PATRICK G. RYAN
                                          -----------------------------------
                                            Patrick G. Ryan, Chairman,
                                              President and Chief
                                               Executive Officer


     Each person whose signature appears below constitutes and appoints
Patrick G. Ryan and Raymond I. Skilling, Esq., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                    Title                           Date


/S/ PATRICK G. RYAN
___________________________    Chairman,                       May 1, 1995
  (Patrick G. Ryan)            President, Chief
                               Executive Officer and Director
                               (Principal Executive Officer)

____________________________   Director                        May 1, 1995
 (Daniel T. Carroll)

/S/ FRANKLIN A. COLE
___________________________    Director                        May 1, 1995
  (Franklin A. Cole)


___________________________    Director                        May 1, 1995
  (Edgar D. Jannotta)


___________________________    Director                        May 1, 1995
  (Perry J. Lewis)

/S/ JOAN D. MANLEY
___________________________    Director                        May 1, 1995
  (Joan D. Manley)

/S/ ANDREW J. McKENNA
___________________________    Director                        May 1, 1995
  (Andrew J. McKenna)


___________________________    Director                        May 1, 1995
  (Newton N. Minow)

___________________________    Director                        May 1, 1995
  (Peer Pedersen)


/S/ DONALD S. PERKINS
___________________________    Director                        May 1, 1995
  (Donald S. Perkins)


___________________________    Director                        May 1, 1995
  (John W. Rogers, Jr.)

/S/ GEORGE A. SCHAEFER
___________________________    Director                        May 1, 1995
  (George A. Schaefer)


/S/ RAYMOND I. SKILLING
___________________________    Director                        May 1, 1995
 (Raymond I. Skilling)


/S/ FRED L. TURNER
___________________________    Director                        May 1, 1995
  (Fred L. Turner)



___________________________    Director                        May 1, 1995
  (Arnold R. Weber)

/S/ HARVEY N. MEDVIN
___________________________    Executive Vice                  May 1, 1995
  (Harvey N. Medvin)           President, Chief
                               Financial Officer
                               and Treasurer
                               (Principal Financial
                               and Accounting Officer)

                                 EXHIBIT INDEX

                                                     Sequential
Exhibit No.           Description                        Page
- -----------           -----------                    -----------

  4.1            Second Restated Certificate of
                 Incorporation of the Registrant -
                 incorporated by reference to
                 Exhibit 3(a) to the Registrant's
                 Annual Report on Form 10-K              ____
                 for the year ended December
                 31, 1991.

   4.2           Certificate of Amendment of
                 the Registrant's Second restated
                 Certificate of Incorporation-
                 incorporated by reference to
                 Exhibit 3 to the Registrant's
                 Quarterly Report on Form 10-Q
                 for the quarter ending March            ____
                 31, 1994, (the "First Quarter
                 1994 Form 10-Q").

   4.3           Certificate of Designation of 6
                 1/4% Cumulative Convertible
                 Exchangeable Preferred Stock -
                 incorporated by reference to
                 Exhibit 4(b) to the Registrant's
                 Quarterly Report on Form 10-Q
                 for the period ended September
                 30, 1992.                               ____

  4.4            Bylaws of the Registrant -
                 incorporated by reference to
                 Exhibit (d) to the Registrant's
                 Annual Report on Form 10-K              ____
                 for the year ended December
                 31, 1982.

  4.5            1989 Incentive Stock Option
                 Plan of Energy Insurance
                 International, Inc. filed as
                 Exhibit 4.5A hereto.
                                                         12
                 1990 Incentive Stock
                 Option Plan of Energy
                 Insurance International, Inc.
                 filed as Exhibit 4.5B hereto            21

  4.6            Aon Stock Award Plan, as
                 amended-incorporated by
                 reference to Exhibit 10 (a) to          ___
                 the First Quarter 1994 Form
                 10-Q.

  4.7            First Amendment to the Aon
                 Stock Award Plan -
                 incorporated by reference to the
                 Registrant's Quarterly Report
                 on Form 10-Q for the quarter
                 ending June 30, 1994 (the
                 "Second Quarter 1994 Form
                 10-Q").

  4.8            Second Amendment to the Aon
                 Stock Award Plan -
                 incorporated by reference to the        ____
                 Second Quarter 1994 Form
                 10-Q.


  5              Opinion of Jerome S. Hanner,
                 Senior Counsel of the
                 Registrant.                             10

  24.1           Consent of Ernst & Young LLP.           11

  24.2           Consent of Jerome S. Hanner
                 (contained in the opinion filed
                 as Exhibit 5 to the registration
                 statement).                             10

May 1, 1995



Aon Corporation
Chicago, Illinois  60606


Ladies and Gentlemen:

I have participated in the preparation of the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission covering 2,145,386 shares of Common Stock $1 par value per share (the "Shares") of Aon Corporation (the "Company") reserved for issuance under the Energy Insurance International, Inc. 1989 and 1990 Incentive Stock Option Plans and the Aon Stock Award Plan (collectively the "Plans"). (Energy Insurance International, Inc. is a wholly owned subsidiary of the Company). I am familiar with the Company's Second Restated Certificate of Incorporation, as amended, its Bylaws, and the terms of the Plans. I have also made or caused to be made such further examination as I have deemed necessary in order for me to render this opinion.

Based on the foregoing, I am of the opinion that the 2,145,386 Shares of the Company being registered will, when issued in accordance with the terms of the Plans, be legally issued, fully paid, and non-assessable.

I hereby consent to the use of this opinion as Exhibit 5 to the Registration Statement and to the use of my name in the Registration Statement.

Very truly yours,


/s/ Jerome S. Hanner
- --------------------
Jerome S. Hanner
Senior Counsel